The Bank of New York Mellon Corporation

Quarterly Financial Trends

April 21, 2016

Table of Contents

Consolidated Results	Page(s)

Consolidated Corporate Earnings - Quarterly Trend	3
Fee and Other Revenue	4
Average Balances and Interest Rates	5-6
Noninterest Expense	7
Assets Under Management, Custody and/or Administration and Securities Lending; Key Market Metrics	8
Assets Under Management Net Flows	9

Business Segment Results

Investment Management Business - Quarterly Trend	10
Investment Services Business - Quarterly Trend	11
Other Segment - Quarterly Trend	12
Full Year Trends	13

Nonperforming Assets	14
Allowance for Credit Losses, Provision and Net Charge-offs	15
Notes	16

THE BANK OF NEW YORK MELLON CORPORATION - CONSOLIDATED CORPORATE EARNINGS - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment services fees
Asset servicing	$1,009	$1,022	$1,025	$1,019	$1,038	$1,060	$1,057	$1,032	$1,040
Issuer services	229	231	315	193	232	234	313	199	244
Clearing services	325	326	337	347	344	347	345	339	350
Treasury services	136	141	142	145	137	144	137	137	131
Total investment services fees	1,699	1,720	1,819	1,704	1,751	1,785	1,852	1,707	1,765
Investment management and performance fees (a)	843	883	881	885	867	878	829	864	812
Foreign exchange & other trading revenue	136	130	153	151	229	187	179	173	175
Distribution and servicing	43	43	44	43	41	39	41	41	39
Financing-related fees	38	44	44	43	40	58	71	51	54
Investment and other income (a)(b)	102	142	890	78	60	104	59	93	105
Total fee revenue (a)(b)	2,861	2,962	3,831	2,904	2,988	3,051	3,031	2,929	2,950
Net securities gains (losses)	22	18	20	31	24	16	22	21	20
Total fee and other revenue (a)(b)	2,883	2,980	3,851	2,935	3,012	3,067	3,053	2,950	2,970
Income (loss) of consolidated investment management funds (a)	36	46	39	42	52	40	(22)	16	(6)
Net interest revenue	728	719	721	712	728	779	759	760	766
Total revenue (a)(b)	3,647	3,745	4,611	3,689	3,792	3,886	3,790	3,726	3,730
Provision for credit losses	(18)	(12)	(19)	1	2	(6)	1	163	10
Noninterest expenses	2,676	2,749	2,673	2,651	2,637	2,603	2,603	2,610	2,555
Amortization of intangible assets	75	75	75	73	66	65	66	64	57
Merger & integration, litigation and restructuring charges	(12)	122	220	800	(3)	59	11	18	17
Total noninterest expense	2,739	2,946	2,968	3,524	2,700	2,727	2,680	2,692	2,629
Income (loss) from continuing operations before taxes (b)	926	811	1,662	164	1,090	1,165	1,109	871	1,091
Provision for income taxes (b)	232	217	556	(93)	280	276	282	175	283
Net income (loss) from continuing operations (b)	694	594	1,106	257	810	889	827	696	808
Net income (loss) attributable to noncontrolling interest (a)(c)	(20)	(17)	(23)	(24)	(31)	(36)	6	(3)	9
Preferred stock dividends	(13)	(23)	(13)	(24)	(13)	(23)	(13)	(56)	(13)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation (b)	$661	$554	$1,070	$209	$766	$830	$820	$637	$804
Earnings per share (b)(d)	$0.57	$0.48	$0.93	$0.18	$0.67	$0.73	$0.74	$0.57	$0.73

Pre-tax operating margin - GAAP (a)	25%	22%	36%	4%	29%	30%	29%	23%	29%
Non-GAAP (a)(e)	27%	30%	29%	28%	30%	33%	31%	30%	31%
Return on common equity (annualized) - GAAP	7.4%	6.1%	11.6%	2.2%	8.8%	9.4%	9.1%	7.1%	9.2%
Return on tangible common equity (annualized) - Non-GAAP	17.6%	14.5%	26.2%	5.9%	20.3%	21.5%	20.8%	16.2%	20.6%
Percent of non-US total revenue (f)	37%	38%	43%	35%	36%	36%	37%	34%	33%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(c) Primarily attributable to noncontrolling interests related to consolidated investment management funds.
(d) The second quarter of 2014 includes a $0.14 charge related to severance and certain investment management funds. The third quarter of 2014 includes a $0.27 gain related to the sale of an investment in Wing Hang Bank, $0.18 related to a gain on the sale of the One Wall Street building and a $0.16 charge related to litigation and restructuring. The fourth quarter of 2014 includes a $0.13 benefit primarily related to a tax carryback claim, and a $0.53 charge related to litigation and restructuring. The second quarter of 2015 includes a $0.03 charge related to litigation and restructuring. The fourth quarter of 2015 includes an $0.11 charge for the impairment charge related to a recent court decision, litigation and restructuring charges. The first quarter of 2016 includes a $0.01 charge related to litigation and restructuring.

(e) Non-GAAP excludes gain (loss) related to an equity investment, net (loss) income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang Bank and the One Wall Street building, M&I, litigation and restructuring charges (recoveries), the impairment charge related to a prior court decision, a charge (recovery) related to investment management funds, net of incentives, amortization of intangible assets, and the benefit primarily related to a tax carryback claim, if applicable. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 25 of the Quarterly Earnings Release dated April 21, 2016, for the first quarter of 2016 (the "Quarterly Earnings Release"), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit.

(f) Includes fee revenue, net interest revenue and (loss) income from consolidated investment management funds, net of net loss (income) attributable to noncontrolling interests.
Note: See pages 4 through 7 for additional details of revenue/expense items impacting consolidated results.
N/M - Not meaningful

3

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Investment services fees:
Asset servicing	$971	$976	$988	$982	$995	$1,011	$1,019	$986	$990
Securities lending	38	46	37	37	43	49	38	46	50
Issuer services	229	231	315	193	232	234	313	199	244
Clearing services	325	326	337	347	344	347	345	339	350
Treasury services	136	141	142	145	137	144	137	137	131
Total investment services fees	1,699	1,720	1,819	1,704	1,751	1,785	1,852	1,707	1,765
Investment management and performance fees (a)	843	883	881	885	867	878	829	864	812
Foreign exchange and other trading revenue	136	130	153	151	229	187	179	173	175
Distribution and servicing	43	43	44	43	41	39	41	41	39
Financing-related fees	38	44	44	43	40	58	71	51	54
Investment and other income (a)	102	142	890	78	60	104	59	93	105
Total fee revenue (a)	$2,861	$2,962	$3,831	2,904	2,988	3,051	3,031	2,929	2,950
Net securities gains	22	18	20	31	24	16	22	21	20
Total fee and other revenue (a)	$2,883	$2,980	$3,851	$2,935	$3,012	$3,067	$3,053	$2,950	$2,970
Fee revenue as a percentage of total revenue - excluding net securities gains	79%	79%	83%	79%	79%	79%	80%	79%	79%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

4

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates

	2014
(dollar amounts in millions)	March 31		June 30		Sept. 30		Dec. 31
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$41,617	0.71%	$41,424	0.74%	$34,882	0.66%	$24,623	0.49%
Interest-bearing deposits with Federal Reserve & other central banks	74,399	0.25	85,546	0.26	88,713	0.23	97,440	0.22
Federal funds sold and securities purchased under resale agreements	11,118	0.61	13,387	0.58	15,683	0.61	18,536	0.56
Margin loans	15,840	1.07	17,050	1.05	18,108	1.04	18,897	1.01
Non-margin loans:
Domestic offices	22,002	2.31	22,566	2.30	23,826	2.20	25,103	2.20
Foreign offices	13,805	1.26	13,833	1.34	12,901	1.30	12,844	1.21
Total non-margin loans	35,807	1.90	36,399	1.94	36,727	1.88	37,947	1.86
Securities:
U.S. government obligations	17,213	1.61	17,462	1.63	23,067	1.38	24,331	1.48
U.S. government agency obligations	42,710	1.87	43,167	1.67	46,186	1.67	49,106	1.70
Obligations of states and political subdivisions	6,691	2.50	6,473	2.58	5,830	2.54	5,305	2.61
Other securities	33,920	1.64	34,318	1.55	36,972	1.37	38,501	1.23
Trading securities	5,217	2.60	5,532	2.19	5,435	2.36	3,922	2.64
Total securities	105,751	1.83	106,952	1.71	117,490	1.59	121,165	1.58
Total interest-earning assets	284,532	1.17	300,758	1.10	311,603	1.05	318,608	1.02
Allowance for loan losses	(210)		(197)		(187)		(186)
Cash and due from banks	5,886		5,064		6,225		4,715
Other assets	53,430		52,182		52,526		52,472
Assets of consolidated investment funds	11,354		11,405		10,242		9,623
Total Assets	$354,992		$369,212		$380,409		$385,232

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$9,333	0.11%	$7,583	0.13%	$7,886	0.14%	$8,869	0.12%
Savings	1,034	0.25	1,185	0.27	1,258	0.28	1,262	0.30
Other time deposits	41,544	0.04	42,824	0.04	41,248	0.04	41,507	0.04
Foreign offices	101,075	0.06	111,082	0.06	113,841	0.05	111,511	0.02
Total interest-bearing deposits	152,986	0.06	162,674	0.06	164,233	0.06	163,149	0.03
Federal funds purchased and securities sold under repurchase agreements	14,505	(0.13)	19,030	(0.05)	20,620	(0.07)	20,285	(0.05)
Trading Liabilities	1,978	1.59	2,993	0.97	2,806	0.84	1,024	1.44
Other borrowed funds	1,137	0.47	3,242	0.23	4,587	0.15	5,270	0.25
Payables to customers and broker-dealers	8,883	0.09	8,916	0.09	9,705	0.10	10,484	0.08
Long-term debt	20,420	1.09	20,361	1.16	20,429	1.12	21,187	1.27
Total interest-bearing liabilities	199,909	0.17	217,216	0.17	222,380	0.16	221,399	0.16
Total noninterest-bearing deposits	81,430		77,820		82,334		85,330
Other liabilities	24,608		24,854		27,369		30,743
Liabilities and obligations of consolidated investment funds	10,128		10,180		8,879		8,101
Total The Bank of New York Mellon Corporation Shareholders' Equity	37,851		38,127		38,313		38,421
Noncontrolling interest	1,066		1,015		1,134		1,238
Total liabilities and shareholders' equity	$354,992		$369,212		$380,409		$385,232
Net interest margin - Taxable equivalent basis		1.05%		0.98%		0.94%		0.91%
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

5

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates (continued)

	2015								2016
(dollar amounts in millions)	March 31		June 30		Sept. 30		Dec. 31		March 31
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$22,071	0.56%	$20,235	0.56%	$20,549	0.45%	$19,301	0.45%	$14,909	0.69%
Interest-bearing deposits with Federal Reserve & other central banks	81,160	0.23	81,846	0.21	84,175	0.20	84,880	0.18	89,092	0.28
Federal funds sold and securities purchased under resale agreements	20,416	0.59	23,545	0.61	25,366	0.61	24,147	0.69	23,623	0.84
Margin loans	20,051	1.00	20,467	1.01	19,839	1.05	19,321	1.09	18,907	1.34
Non-margin loans:
Domestic offices	25,256	2.14	26,716	2.06	27,411	2.15	27,751	2.06	28,506	2.21
Foreign offices	12,628	1.24	13,893	1.19	14,407	1.13	14,892	1.17	13,783	1.39
Total non-margin loans	37,884	1.84	40,609	1.77	41,818	1.80	42,643	1.75	42,289	1.95
Securities
U.S. government obligations	27,454	1.38	28,331	1.42	23,935	1.52	23,955	1.53	24,479	1.50
U.S. government agency obligations	52,744	1.68	56,332	1.77	55,624	1.76	55,441	1.81	55,966	1.79
Obligations of states and political subdivisions	5,213	2.64	5,021	2.67	4,465	2.81	4,164	2.80	3,979	2.89
Other securities	38,065	1.33	38,957	1.24	37,164	1.28	35,972	1.25	34,114	1.22
Trading securities	3,046	2.46	3,253	2.63	2,737	2.74	2,786	2.79	3,320	2.16
Total securities	126,522	1.57	131,894	1.59	123,925	1.63	122,318	1.65	121,858	1.62
Total interest-earning assets	308,104	1.07	318,596	1.08	315,672	1.08	312,610	1.08	310,678	1.16
Allowance for loan losses	(191)		(190)		(184)		(181)		(157)
Cash and due from banks	6,204		6,785		6,140		5,597		3,879
Other assets (a)	51,966		50,808		49,700		48,849		48,845
Assets of consolidated investment funds (a)	2,328		2,280		2,125		1,715		1,309
Total Assets (a)	$368,411		$378,279		$373,453		$368,590		$364,554

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$10,021	0.12%	$10,322	0.13%	$10,623	0.13%	$9,292	0.12%	$8,249	0.11%
Savings	1,429	0.30	1,326	0.27	1,279	0.27	1,217	0.27	1,235	0.27
Other time deposits	43,259	0.04	46,807	0.03	43,529	0.04	43,061	0.03	42,678	0.04
Foreign offices	104,811	0.03	112,261	—	114,322	—	106,764	—	109,855	0.03
Total interest-bearing deposits	159,520	0.04	170,716	0.02	169,753	0.02	160,334	0.01	162,017	0.04
Federal funds purchased and securities sold under repurchase agreements	13,877	(0.09)	16,732	(0.02)	14,796	(0.04)	20,349	(0.03)	18,689	0.20
Trading Liabilities	795	1.07	632	1.84	475	1.42	638	1.34	551	1.43
Other borrowed funds	2,108	0.50	3,795	0.37	2,823	0.35	733	1.13	781	0.96
Payables to customers and broker-dealers	10,932	0.07	11,234	0.07	11,504	0.06	12,904	0.06	16,801	0.09
Long-term debt	20,199	1.21	20,625	0.99	21,070	1.21	21,418	1.19	21,556	1.57
Total interest-bearing liabilities	207,431	0.15	223,734	0.12	220,421	0.14	216,376	0.14	220,395	0.21
Total noninterest-bearing deposits	89,592		84,890		85,046		85,878		82,944
Other liabilities	32,341		29,840		27,880		26,530		22,300
Liabilities and obligations of consolidated investment funds (a)	1,004		857		841		629		259
Total The Bank of New York Mellon Corporation Shareholders' Equity	37,048		37,829		38,140		38,216		37,804
Noncontrolling interest (a)	995		1,129		1,125		961		852
Total liabilities and shareholders' equity (a)	$368,411		$378,279		$373,453		$368,590		$364,554
Net interest margin - Taxable equivalent basis		0.97%		1.00%		0.98%		0.99%		1.01%
(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

6

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Staff	1,511	1,439	1,477	1,418	1,485	1,434	1,437	1,481	1,459
Professional, legal and other purchased services	312	314	323	390	302	299	301	328	278
Software and equipment	237	236	234	235	228	228	226	225	219
Net occupancy	154	152	154	150	151	149	152	148	142
Distribution and servicing	107	112	107	102	98	96	95	92	100
Business development	64	68	61	75	61	72	59	75	57
Sub-custodian	68	81	67	70	70	75	65	60	59
Other	223	347	250	211	242	250	268	201	241
Amortization of intangible assets	75	75	75	73	66	65	66	64	57
Merger & integration, litigation and restructuring charges	(12)	122	220	800	(3)	59	11	18	17
Total noninterest expense	$2,739	$2,946	$2,968	$3,524	$2,700	$2,727	$2,680	$2,692	$2,629

Memo:
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring charges (recoveries), and the charge (recovery) related to investment management funds, net of incentives - Non-GAAP	$2,681	$2,640	$2,673	$2,651	$2,637	$2,603	$2,603	$2,610	$2,555

Full-time employees at period-end	51,400	51,100	50,900	50,300	50,500	50,700	51,300	51,200	52,100

7

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Assets under management at period-end: (a)
Institutional	$1,092	$1,084	$1,106	$1,164	$1,188	$1,163	$1,129	$1,126	$1,155
Mutual Funds	415	440	430	438	445	454	419	421	405
Private Client	85	85	84	84	84	83	77	78	79
Assets under management	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	$1,639	(b)

AUM at period-end, by product type: (a)
Equity	17%	17%	16%	15%	15%	15%	14%	14%	14%
Fixed income	13	13	13	12	12	13	13	13	13
Index	21	22	21	21	22	21	20	20	19
Liability-driven investments (c)	27	27	28	30	30	30	32	32	33
Alternative investments	4	4	4	4	4	4	4	4	4
Cash	18	17	18	18	17	17	17	17	17
Total AUM	100%	100%	100%	100%	100%	100%	100%	100%	100%	(b)

Assets under custody and/or administration at period-end (in trillions) (d)	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	$28.5	$28.9	$29.1	(b)
Market value of securities on loan at period-end (e)	$264	$280	$282	$289	$291	$283	$288	$277	$300

Key Market Metrics
S&P 500 Index (f)	1872	1960	1972	2059	2068	2063	1920	2044	2060
S&P 500 Index - daily average	1835	1900	1976	2009	2064	2102	2027	2052	1951
FTSE 100 Index (f)	6598	6744	6623	6566	6773	6521	6062	6242	6175
FTSE 100 Index-daily average	6680	6764	6756	6526	6793	6920	6399	6271	5988
MSCI World Index (f)	1674	1743	1698	1710	1741	1736	1582	1663	1648
MSCI World Index-daily average	1647	1698	1733	1695	1726	1780	1691	1677	1568
Barclays Capital Global Aggregate BondSM Index (f)(g)	365	376	361	357	348	342	346	342	368
NYSE & NASDAQ Share Volume (in billions)	196	187	173	198	187	185	206	198	218
JP Morgan G7 Volatility Index - daily average (h)	7.80	6.22	6.21	8.54	10.40	10.06	9.93	9.49	10.60
Average Fed Funds effective rate	0.07%	0.09%	0.09%	0.10%	0.11%	0.13%	0.13%	0.16%	0.36%

Foreign exchange rates vs. U.S. dollar:
British pound (f)	$1.67	$1.71	$1.62	$1.56	$1.48	$1.57	$1.52	$1.48	$1.44
British pound - average rate	1.66	1.68	1.67	1.58	1.51	1.53	1.55	1.52	1.43
Euro (f)	1.38	1.37	1.26	1.22	1.07	1.11	1.12	1.09	1.14
Euro - average rate	1.37	1.37	1.33	1.25	1.13	1.11	1.11	1.10	1.10

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Preliminary.
(c) Includes currency overlay assets under management.
(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2014, June 30, 2014 and Sept. 30, 2014, $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, and $1.1 trillion at March 31, 2016.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, on behalf of CIBC Mellon clients, which totaled $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, and $56 billion at March 31, 2016.

(f) Period end.
(g) Unhedged in U.S. dollar terms.
(h) The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

8

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT NET FLOWS - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Assets under management at beginning of period (a)	$1,557	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625

Net inflows (outflows):
Long-term:
Equity	(1)	(5)	(2)	(5)	(5)	(13)	(4)	(9)	(3)
Fixed income	—	—	—	4	3	(2)	(3)	1	—
Liability-driven investments (b)	20	(17)	19	24	8	5	11	11	14
Alternative investments	2	2	—	2	1	3	1	2	1
Total long-term active inflows (outflows)	21	(20)	17	25	7	(7)	5	5	12
Index	—	7	(3)	1	8	(9)	(10)	(16)	(11)
Total long-term inflows (outflows)	21	(13)	14	26	15	(16)	(5)	(11)	1
Short-term:
Cash	(7)	(17)	18	6	1	(11)	(10)	2	(9)
Total net inflows (outflows)	14	(30)	32	32	16	(27)	(15)	(9)	(8)

Net market / currency impact / acquisition	21	47	(21)	34	15	10	(60)	9	22

Assets under management at end of period (a)	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	$1,639	(c)

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Includes currency overlay assets under management.
(c) Preliminary.

9

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management fees:
Mutual funds	$299	$311	$315	$306	$301	$312	$301	$294	$300
Institutional clients	359	373	370	364	365	363	347	350	334
Wealth management	153	156	158	157	159	160	156	155	152
Total investment management fees	811	840	843	827	825	835	804	799	786
Performance fees	20	29	22	40	15	20	7	55	11
Investment management and performance fees	831	869	865	867	840	855	811	854	797
Distribution and servicing	39	39	40	39	38	38	37	39	46
Other (a)	12	43	11	2	41	17	(5)	22	(31)
Total fee and other revenue (a)	882	951	916	908	919	910	843	915	812
Net interest revenue	69	67	69	69	75	77	83	84	83
Total revenue	951	1,018	985	977	994	987	926	999	895
Noninterest expense (ex. intangible amortization and the charge (recovery) related to investment management funds, net of incentives)	680	711	712	714	708	700	665	689	660
Income before taxes (ex. provision for credit losses, intangible amortization and the charge (recovery) related to investment management funds, net of incentives)	271	307	273	263	286	287	261	310	235
Charge (recovery) related to investment management funds, net of incentives	(5)	109	—	—	—	—	—	—	—
Provision for credit losses	(1)	1	—	—	(1)	3	1	(4)	(1)
Amortization of intangible assets	30	30	30	28	24	25	24	24	19
Income before taxes	$247	$167	$243	$235	$263	$259	$236	$290	$217

Average assets	$39,333	$37,619	$36,542	$37,163	$31,361	$30,414	$30,960	$30,982	$29,971

Assets under management at period-end (in billions) (b)	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	$1,639	(c)

Pre-tax operating margin	26%	16%	25%	24%	26%	26%	25%	29%	24%
Adjusted pre-tax operating margin (d)	35%	36%	33%	33%	34%	34%	34%	36%	30%

(a)  Total fee and other revenue includes the impact of the consolidated investment management funds, net of non-controlling interests. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 25 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b)  Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(c) Preliminary.
(d)  Excludes the net negative impact of money market fee waivers, amortization of intangible assets, provision for credit losses and the charge (recovery) related to investment management funds net of incentives, and is net of distribution and servicing expense. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 25 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures.

10

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$955	$958	$971	$964	$979	$995	$1,001	$970	$974
Securities lending revenue	33	39	31	32	38	43	33	39	42
Issuer services	228	231	314	193	231	234	312	199	244
Clearing services	323	324	336	346	342	346	345	337	348
Treasury services	134	140	139	142	135	141	135	135	129
Total investment services fees	1,673	1,692	1,791	1,677	1,725	1,759	1,826	1,680	1,737
Foreign Exchange and other trading revenue	164	148	164	167	212	181	179	150	168
Other (a)	86	117	90	113	92	117	129	127	125
Total fee and other revenue	1,923	1,957	2,045	1,957	2,029	2,057	2,134	1,957	2,030
Net interest revenue	625	630	613	600	629	667	662	664	679
Total revenue	2,548	2,587	2,658	2,557	2,658	2,724	2,796	2,621	2,709
Noninterest expenses (ex. intangible amortization)	1,815	1,856	1,863	2,532	1,822	1,874	1,853	1,791	1,770
Income before taxes (ex. provision for credit losses and intangible amortization)	733	731	795	25	836	850	943	830	939
Provision for credit losses	(7)	(8)	7	10	7	6	7	8	14
Amortization of intangible assets	44	44	44	43	41	40	41	40	38
Income before taxes	$696	$695	$767	$(28)	$788	$804	$895	$782	$887

Average loans	$38,077	$39,737	$40,344	$42,342	$45,071	$45,822	$46,222	$45,844	$45,004
Average assets	$264,875	$269,636	$272,331	$278,902	$287,321	$292,264	$285,195	$281,766	$273,289
Average deposits	$220,393	$225,316	$226,576	$229,613	$235,524	$238,404	$232,250	$229,241	$215,707

Pre-tax operating margin	27%	27%	29%	(1)%	30%	30%	32%	30%	33%
Adjusted pre-tax operating margin (ex. provision for credit losses and intangible amortization)	29%	28%	30%	1%	31%	31%	34%	32%	35%

Investment services fees as a percentage of noninterest expense (b)	92%	91%	99%	92%	95%	97%	99%	95%	99%

Assets under custody and/or administration at period-end (in trillions) (c)	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	$28.5	$28.9	$29.1	(d)

Market value of securities on loan at period-end (in billions) (e)	$264	$280	$282	$289	$291	$283	$288	$277	$300

(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, and investment and other income.
(b) Noninterest expense excludes amortization of intangible assets and litigation expense.
(c) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2014, June 30, 2014 and Sept. 30, 2014, $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, and $1.1 trillion at March 31, 2016.

(d) Preliminary.
(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, and $56 billion at March 31, 2016.

11

THE BANK OF NEW YORK MELLON
OTHER SEGMENT- 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Revenue:
Fee and other revenue (a)	$94	$101	$906	$88	$85	$103	$59	$89	$129
Net interest revenue	34	22	39	43	24	35	14	12	4
Total revenue (a)	128	123	945	131	109	138	73	101	133
Noninterest expense (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges)	174	75	261	205	108	79	97	150	141
Income (loss) before taxes (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges) (a)	$(46)	$48	$684	$(74)	$1	$59	$(24)	$(49)	$(8)
Provision for credit losses	(10)	(5)	(3)	(9)	(4)	(15)	(7)	159	(3)
Amortization of intangible assets	1	1	1	2	1	—	1	—	—
M&I and restructuring (recoveries) charges	—	120	57	—	(4)	8	(2)	(4)	(1)
Income (loss) before taxes (a)	$(37)	$(68)	$629	$(67)	$8	$66	$(16)	$(204)	$(4)

Average loans and leases	$3,495	$3,340	$3,719	$3,378	$1,230	$2,956	$2,656	$2,673	$1,917
Average assets	$50,784	$55,601	$57,298	$69,167	$49,729	$55,601	$57,298	$55,842	$61,294
(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

12

THE BANK OF NEW YORK MELLON CORPORATION BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2015	2014	2013	2015	2014	2013	2015		2014		2013		2015		2014		2013
Revenue:
Investment services fees
Asset servicing	$89	$91	$91	$4,098	$3,983	$3,814	$—		$1		$—		$4,187		$4,075		$3,905
Issuer services	—	—	—	976	966	1,087	2		2		3		978		968		1,090
Clearing services	—	—	—	1,370	1,329	1,258	5		6		6		1,375		1,335		1,264
Treasury services	9	9	2	546	555	544	—		—		8		555		564		554
Total investment services fees	98	100	93	6,990	6,833	6,703	7		9		17		7,095		6,942		6,813
Investment management fees	3,263	3,321	3,205	70	74	63	22		48		77		3,355		3,443		3,345
Performance fees	97	111	130	—	—	—	1		4		—		98		115		130
Foreign exchange and other trading revenue	(13)	(23)	8	722	643	714	59		(50)		(48)		768		570		674
Distribution and servicing	152	157	167	10	11	8	—		5		5		162		173		180
Financing-related fees	(1)	1	5	222	168	162	(1)		—		5		220		169		172
Investment and other income	(10)	(11)	(19)	163	153	143	166	(a)	1,083	(a)	380	(a)	319	(a)	1,225	(a)	504	(a)
Total fee revenue	3,586	3,656	3,589	8,177	7,882	7,793	254	(a)	1,099	(a)(b)	436	(a)(b)	12,017	(a)(b)	12,637	(a)(b)	11,818	(a)(b)
Net securities gains (losses)	1	1	6	—	—	8	82		90		127		83		91		141
Total fee and other revenue	3,587	3,657	3,595	8,177	7,882	7,801	336	(a)	1,189	(a)(b)	563	(a)(b)	12,100	(a)(b)	12,728	(a)(b)	11,959	(a)(b)
Net interest revenue (expense)	319	274	259	2,622	2,468	2,665	85		138		85		3,026		2,880		3,009
Total revenue	3,906	3,931	3,854	10,799	10,350	10,466	421	(a)	1,327	(a)	648	(a)	15,126	(a)	15,608	(a)	14,968	(a)
Noninterest expenses (ex. intangible amortization)	2,762	2,921	2,749	7,340	8,066	7,316	432		892		899		10,534		11,879		10,964
Income (loss) before taxes (ex. provision for credit losses and intangible amortization)	1,144	1,010	1,105	3,459	2,284	3,150	(11)	(a)	435	(a)(b)	(251)	(a)(b)	4,592	(a)(b)	3,729	(a)(b)	4,004	(a)(b)
Provision for credit losses	(1)	—	(6)	28	(21)	9	133		(27)		(38)		160		(48)		(35)
Amortization of intangible assets	97	118	143	162	175	194	2		5		5		261		298		342
Income (loss) before taxes and noncontrolling interest	$1,048	$892	$968	$3,269	$2,130	$2,947	$(146)	(a)	$457	(a)(b)	$(218)	(a)(b)	$4,171	(a)(b)	$3,479	(a)(b)	$3,697	(a)(b)

Average loans	$12,545	$10,589	$9,361	$45,743	$40,137	$34,673	$2,384		$3,484		$4,282		$60,672		$54,210		$48,316
Average assets	$30,928	$37,655	$38,420	$286,617	$271,477	$252,272	$54,642		$63,434		$51,619		$372,187		$372,566		$342,311
Average deposits	$15,160	$14,154	$13,753	$233,833	$225,503	$210,432	$2,441		$2,882		$1,511		$251,434		$242,539		$225,696

Assets under management at period-end (in billions) (c)	$1,625	$1,686	$1,557	$—	$—	$—	$—		$—		$—		$1,625		$1,686		$1,557
Assets under custody and/or administration at period-end (in trillions) (d)	$—	$—	$—	$28.9	$28.5	$27.6	$—		$—		$—		$28.9		$28.5		$27.6
Market value of securities on loan at period-end (in billions) (e)	$—	$—	$—	$277	$289	$235	$—		$—		$—		$277		$289		$235

Pre-tax operating margin - GAAP	27%	23%	25%	30%	21%	28%	N/M		N/M		N/M		28%		22%		25%

Memo:
Securities lending revenue													$176		$158		$155

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(b) Total fee and other revenue and income before taxes for the years 2013, 2014 and 2015 include income from consolidated investment management funds of $183 million, $163 million and $86 million, respectively, net of income attributable to noncontrolling interests of $80 million, $84 million and $64 million respectively. The net of these income statement line items of $103 million, $79 million and $18 million, respectively, are included above in fee and other revenue. The year 2015 includes a loss attributable to noncontrolling interest of $4 million related to other consolidated subsidiaries.

(c) Excludes securities lending cash management assets and assets managed in the Investment Services business. Also excludes assets under management related to Newton's private client business that was sold in September 2013. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at Dec. 31, 2013, $1.1 trillion at Dec. 31, 2014 and $1.0 trillion at Dec. 31, 2015.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $65 billion at Dec. 31, 2014, and $55 billion at Dec. 31, 2015.

Note: See pages 10 through 12 for businesses results.
N/M - Not meaningful

13

THE BANK OF NEW YORK MELLON CORPORATION
NONPERFORMING ASSETS - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31

Nonperforming loans:
Other residential mortgages	$107	$105	$113	$112	$111	$110	$103	$102	$99
Wealth management loans and mortgages	12	12	13	12	12	11	12	11	11
Commercial real estate	4	4	4	1	1	1	1	2	2
Commercial	13	13	13	—	—	—	—	—	5
Foreign	7	4	—	—	—	—	—	—	—
Financial institutions	—	—	—	—	—	—	—	171	171

Total nonperforming loans	143	138	143	125	124	122	116	286	288
Other assets owned	3	4	4	3	4	5	7	6	4

Total nonperforming assets (a)	$146	$142	$147	$128	$128	$127	$123	$292	$292

Nonperforming assets ratio	0.27%	0.24%	0.26%	0.22%	0.21%	0.20%	0.20%	0.46%	0.48%
Nonperforming assets ratio excluding margin loans	0.39%	0.34%	0.37%	0.33%	0.30%	0.30%	0.28%	0.67%	0.69%

Allowance for loan losses/nonperforming loans	138.5	135.5	133.6	152.8	153.2	150.0	156.0	54.9	56.3
Allowance for loan losses/nonperforming assets	135.6	131.7	129.9	149.2	148.4	144.1	147.2	53.8	55.5
Total allowance for credit losses/nonperforming loans	228.0	225.4	201.4	224.0	228.2	227.9	241.4	96.2	99.7
Total allowance for credit losses/nonperforming assets	221.8	219.0	195.9	218.8	221.1	218.9	227.6	94.2	98.3

(a) Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in the loans of consolidated investment management funds are nonperforming loans for the 1st through 4th quarters of 2014 of $74 million, $68 million, $79 million, and $53 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above. In 2Q15, BNY Mellon adopted the new accounting guidance included in ASU 2015-02, Consolidations. As a result, we deconsolidated substantially all of the loans of consolidated investment management funds retroactively to Jan.1, 2015.

14

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 9 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31

Allowance for credit losses:
Allowance for credit losses	$210	$198	$187	$191	$191	$190	$183	$181	$157
Allowance for lending-related commitments	134	128	124	97	89	93	95	99	118
Allowance for credit losses - beginning of period	$344	$326	$311	$288	$280	$283	$278	$280	$275

Net (charge-offs)
Charge-offs	(1)	(4)	(5)	(10)	—	—	—	(170)	—
Recoveries	1	1	1	1	1	1	1	2	2
Total Net (charge-offs)	—	(3)	(4)	(9)	1	1	1	(168)	2

Provision for credit losses	(18)	(12)	(19)	1	2	(6)	1	163	10

Allowance for credit losses - end of period	$326	$311	$288	$280	$283	$278	$280	$275	$287
Allowance for loan losses
Allowance for loan losses	$198	$187	$191	$191	$190	$183	$181	$157	$162
Allowance for lending-related commitments	128	124	97	89	93	95	99	118	125
Allowance for credit losses - end of period	$326	$311	$288	$280	$283	$278	$280	$275	$287

Allowance for loan losses as a percentage of total loans	0.37%	0.32%	0.33%	0.32%	0.31%	0.29%	0.29%	0.25%	0.26%

15

THE BANK OF NEW YORK MELLON CORPORATION
Quarterly Financial Trends
April 21, 2016

Notes:
The following transactions/changes have impacted the reporting of our results:

 In the first quarter of 2016, results of credit-related activities were reclassified from the Other segment to the Investment Services segment. Also, concurrent with this reclassification, the provision for credit losses associated with the respective credit portfolios is now reflected in each business segment. All prior periods have been restated.

Beginning in the first quarter of 2016, we revised the net interest revenue for our business to reflect adjustments to our transfer pricing methodology to better reflect the value of certain deposits. This change did not impact the consolidated results.

Beginning in the first quarter of 2016, we refined the expense allocation process for indirect expenses to simplify the expenses recorded in the Other segment to include only expenses not directly attributable to the Investment Management and Investment Services operations. This change did not impact the consolidated results.

In the third quarter of 2015, results of Meriten were reclassified from the Investment Management business to the Other segment. Meriten Investment Management was sold in July 2015.

The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

In the first quarter of 2014, results of Newton's private client business were reclassified from the Investment Management business to the Other segment. Newton's private client business was sold in September 2013.

Restructuring charges in the second quarter of 2014 represent corporate initiatives and were recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, all restructuring charges were reported in the Other segment.

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:
Certain Non-GAAP measures are included in this document. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures relate to certain revenue/expense categories, percentages and ratios as described in footnotes. For further information, see 'Supplemental information -- Explanation of GAAP and Non-GAAP Financial Measures' in the Quarterly Earnings Release. Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-Q for the quarter ended March 31, 2016 or other reports filed with the SEC.

16